UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-06105
Oppenheimer Quest International Value Fund, Inc.
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end:  November 30
Date of reporting period:  11/30/2008

Item 1. Reports to Stockholders.

November 30, 2008

Oppenheimer

Quest International Value Fund, Inc.℠

Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

Market Recap and Outlook

Listing of Top Holdings

ANNUAL REPORT

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®

The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS
Top Ten Common Stock Holdings

Japan Digital Laboratory Co. Ltd.	3.7%
Nestle SA	3.3
Turk Hava Yollari Anonim Ortakligi	3.0
Fondiaria-Sai SpA	2.9
Takeda Pharmaceutical Co. Ltd.	2.9
Swiss Reinsurance Co.	2.6
France Telecom SA	2.6
Sanofi-Aventis SA	2.6
Eni SpA	2.6
Haseko Corp.	2.5
Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2008, and are based on net assets. For more current Fund holdings, please visit www.oppenheimerfunds.com.
Top Ten Geographical Holdings

Japan	26.1%
France	20.4
United Kingdom	8.7
Italy	7.3
Switzerland	5.9
Turkey	4.9
Germany	3.4
Norway	3.0
Korea, Republic of South	2.8
Hong Kong	2.0
Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2008, and are based on the total market value of investments.
9  |  OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

TOP HOLDINGS AND ALLOCATIONS
10  |  OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended November 30, 2008, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. During one of the most difficult market environments in history, the Fund’s Class A shares (without sales charge) returned -53.32% for the 12-month period ended November 30, 2008, underperforming the return of its benchmark, the MSCI EAFE Index, which returned -47.79%. Although the Fund’s total returns were negatively affected by volatile international equity market conditions, we continued to strive to have lower volatility in our portfolio than the average competitor fund, as we remained focused on limiting risk. We maintained our Fund’s disciplined approach to investing in high-quality companies with strong underlying fundamentals at depressed valuations.
     Regardless of the broader market environment, we follow a consistent approach to investing in high quality companies with strong underlying fundamentals that trade at attractive valuations. We aim to identify outstanding investment opportunities in a variety of overseas markets, targeting companies we believe to have strong balance sheets and cheaper price-to-book and price-to-earnings ratios. The Fund is broadly diversified, both by geography and by sector, and has no large individual stock positions. As of the end of the reporting period, there were approximately 81 stocks held in the portfolio along with two convertible bonds and one structured security. The top ten positions in aggregate accounted for approximately 29% of the Fund. A currency hedge against the euro and yen covers approximately 4% of the Fund and is in place to help reduce volatility. Geographically, Europe accounted for approximately 55% of the Fund and Japan accounted for approximately 26%. These weightings were broadly in line with those of the index and of the average weightings for comparable international funds. The largest sector weights were in consumer discretionary, industrials and financials stocks.
     Some of the Fund’s best relative gains were achieved from The Okinawa Electric Power Co., Ryanair Holdings plc and Toyota Auto Body Co. Ltd. Lower fuel prices and the market’s continued preference for defensive sectors have driven outperformance in electric power stocks in Japan, particularly Okinawa Electric Power. The company ranks as the 10th largest power supplier in Japan, supplying power to 800,000 customers in Okinawa Prefecture and 1% of the country’s power overall. Ryanair’s Holdings, Europe’s largest low-cost airline, has seen strong relative performance as well. Ryanair decision to remain un-hedged for the fourth quarter should, in our opinion, allow the company to realize significant leverage to lower fuel prices and a meaningful competitive advantage during a period of declining fuel prices. The company is also taking advantage of recent oil price
11  |  OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

FUND PERFORMANCE DISCUSSION
declines by securing partial hedges for the first and second quarters of 2009. Additionally, Ryanair’s low cost proposition should allow it to take market share from higher cost alternatives in a recessionary environment. The shares of Toyota Auto Body were purchased at below book value when the Japanese stock market was depressed. The stock rallied in the first half of the year and we exited our position and took profits after a strong move up in price, making the company a top contributor over the reporting period.
     The global financial crisis was an underlying theme during the reporting period and our exposure to financials did not serve us well. The three main detractors in this sector were Fondiaria-Sai SpA, Aegon NV and Bank of Ireland. Fondiaria-Sai, an Italian motor insurer, suffered from extremely negative sentiment despite a strong market position in motor insurance in Italy and a low equity valuation. Aegon, a Dutch life insurer with approximately 58% of its business in the U.S., suffered along with the insurance sector due to fears of additional impairment risk, margin risk and regulatory uncertainty. Bank of Ireland has suffered from a weakening Irish economy as well as general concerns over home and commercial property lending and businesses.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until November 30, 2008. In the case of Class A, Class B and Class C shares, performance is measured over a ten fiscal-year period. In the case of Class N-shares, performance is measured from inception of the Class on March 1, 2001. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index, which is an unmanaged index of international equity securities. The index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities in the index.
12  |  OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 17 for further information.
13  |  OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
14  |  OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 17 for further information.
15  |  OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

FUND PERFORMANCE DISCUSSION
Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 17 for further information.
16  |  OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
OppenheimerFunds, Inc. became the Fund’s advisor on 11/22/95, and assumed responsibility for the Fund’s portfolio stock selection on 1/1/05. The Fund’s subadvisor prior to 1/1/05 was OpCap Advisors, which was the Fund’s advisor prior to 11/22/95.
Class A shares of the Fund were first publicly offered on 7/2/90. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charges of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
17  |  OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

NOTES
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the one-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
18  |  OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 30, 2008.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), redemption fees, or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative
19  |  OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

FUND EXPENSES Continued
total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	June 1, 2008	November 30, 2008	November 30, 2008[2]
Class A	$1,000.00	$515.40	$4.41
Class B	1,000.00	511.90	8.95
Class C	1,000.00	512.60	8.73
Class N	1,000.00	513.80	6.81
Class Y1	1,000.00	947.30	0.39

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.20	5.87
Class B	1,000.00	1,013.25	11.90
Class C	1,000.00	1,013.55	11.59
Class N	1,000.00	1,016.05	9.06
Class Y	1,000.00	1,020.90	4.15

1.	Actual expenses paid are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 18/366 [to reflect the period from November 13, 2008 (inception of offering) to November 30, 2008].

2.	Hypothetical expenses paid are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
Those expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended November 30, 2008 for Class A, Class B, Class C and Class N and for the period from November 13, 2008 (inception of offering) to November 30, 2008 for Class Y are as follows:

Class	Expense Ratios
Class A	1.16%
Class B	2.35
Class C	2.29
Class N	1.79
Class Y	0.82
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
20  |  OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

STATEMENT OF INVESTMENTS November 30, 2008

	Shares	Value

Common Stocks—92.6%
Consumer Discretionary—19.1%
Automobiles—2.6%
Hyundai Motor Co.	136,061	$3,843,793
Toyota Motor Corp.	255,403	8,017,254

		11,861,047

Hotels, Restaurants & Leisure—0.6%
Emperor Entertainment Hotel Ltd.	33,770,693	1,503,321
Enterprise Inns plc	1,192,320	1,230,360

		2,733,681

Household Durables—4.0%
Barratt Developments plc	1,528,180	1,099,271
First Juken Co. Ltd.[1]	2,606,800	4,091,451
Grande Holdings Ltd. (The)	648,000	85,284
Haseko Corp.	13,166,549	11,159,260
Taylor Wimpey plc	3,315,787	568,424
Thomson SA2	1,142,010	1,218,574

		18,222,264

Leisure Equipment & Products—0.6%
Sega Sammy Holdings, Inc.	271,389	2,615,353
Media—5.4%
British Sky Broadcasting Group plc	695,103	4,739,072
Societe Television Francaise 1	662,123	9,088,758
Vivendi SA	277,236	7,837,097
Yell Group plc	3,438,740	3,146,705

		24,811,632

Specialty Retail—1.8%
Aoyama Trading Co.	380,453	4,940,276
Dickson Concepts International Ltd.	10,971,301	1,840,324
Otsuka Kagu Ltd.	225,340	1,452,437

		8,233,037

Textiles, Apparel & Luxury Goods—4.1%
Aksa Akrilik Kimya Sanayii AS1,2	10,514,958	8,645,848
Asics Corp.	1,133,760	6,845,030
Christian Dior SA	64,960	2,999,720

		18,490,598

Consumer Staples—6.8%
Food & Staples Retailing—1.7%
Tesco plc[3]	1,751,999	7,956,773
Food Products—3.3%
Nestle SA	416,632	15,079,745
Personal Products—1.8%
Coreana Cosmetics Co. Ltd.[1,2]	5,312,071	2,278,152
Pacific Corp.	85,654	5,807,446

		8,085,598

Energy—7.0%
Energy Equipment & Services—1.7%
Petroleum Geo- Services ASA[2]	1,313,680	5,992,112
Seabird Exploration Ltd.[1,2]	5,440,278	1,984,470

		7,976,582

Oil, Gas & Consumable Fuels—5.3%
Eni SpA	521,481	11,832,734
Esso (Thailand) Public Co. Ltd.	21,871,500	2,510,044
Total SA	182,824	9,595,204

		23,937,982

Financials—12.7%
Capital Markets—0.4%
Ichiyoshi Securities Co. Ltd.	264,588	1,964,078
F1  |  OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Commercial Banks—2.1%
Anglo Irish Bank Corp. plc	498,178	$542,127
Bank of Ireland	1,474,354	2,841,282
Credit Agricole SA	319,609	3,568,207
National Bank of Greece SA	131,526	2,512,838

		9,464,454

Consumer Finance—0.4%
Cattles plc	2,185,020	1,700,775
Diversified Financial Services—0.3%
RHJ International Ltd.[2]	302,933	1,559,623
Insurance—7.2%
Aegon NV	1,574,222	7,491,900
Fondiaria-Sai SpA	1,283,568	13,201,959
Swiss Reinsurance Co.	289,924	11,941,838

		32,635,697

Real Estate Management & Development—1.5%
Cosmos Initia Co. Ltd.	5,750,736	4,091,766
Eurocastle Investment Ltd.	321,853	148,502
Shanghai Forte Land Co. Ltd.[2]	18,107,281	2,502,403

		6,742,671

Thrifts & Mortgage Finance—0.8%
Paragon Group Cos. plc	6,252,164	3,873,222
Health Care—7.0%
Health Care Providers & Services—1.0%
Mediceo Paltac Holdings Co. Ltd.	408,368	4,435,923
Pharmaceuticals—6.0%
GlaxoSmithKline plc	125,416	2,172,683
Sanofi-Aventis SA	213,354	11,838,852
Takeda Pharmaceutical Co. Ltd.	272,506	13,144,843

		27,156,378

Industrials—13.8%
Aerospace & Defense—1.7%
Safran SA	584,835	7,571,521
Airlines—5.6%
Deutsche Lufthansa AG	399,184	5,273,596
Jazz Air Income Fund	2,323,798	6,970,270
Turk Hava Yollari Anonim Ortakligi[2]	3,949,958	13,465,273

		25,709,139

Commercial Services & Supplies—2.1%
Sperian Protection	141,412	9,559,939
Construction & Engineering—1.2%
Joongang Construction Co. Ltd.[1,2]	379,275	916,967
Vinci SA	110,373	4,464,494

		5,381,461

Marine—1.9%
Orient Overseas International Ltd.	2,553,500	4,025,051
Shun Tak Holdings Ltd.	25,277,000	4,844,012

		8,869,063

Trading Companies & Distributors—0.4%
Travis Perkins plc	209,680	876,971
Wolseley plc	199,541	941,047

		1,818,018

Transportation Infrastructure—0.9%
Master Marine AS1,2,4	115,700	116,105
Master Marine AS, Legend Shares[1,2,4]	3,878,400	3,891,966

		4,008,071

Information Technology—10.5%
Communications Equipment—1.5%
Nokia Oyj	492,669	6,970,758
Computers & Peripherals—6.1%
Fujitsu Ltd.	799,597	3,463,777
Gemalto NV2	303,317	7,169,781
F2  |  OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

	Shares		Value

Computers & Peripherals Continued
Japan Digital Laboratory Co. Ltd.[1]	1,759,221		$17,104,463

			27,738,021

Electronic Equipment & Instruments—1.5%
A&D Co. Ltd.	954,716		2,372,926
Nichicon Corp.	798,163		4,242,616

			6,615,542

Office Electronics—1.4%
Canon, Inc.	211,946		6,306,495
Materials—2.6%
Chemicals—1.3%
Arkema	167,767		3,253,762
Ohara, Inc.	347,000		2,911,939

			6,165,701

Metals & Mining—1.3%
Arcelor[5]	117,958		2,839,839
Hindalco Industries Ltd.	2,743,300		2,900,224

			5,740,063

Telecommunication Services—9.7%
Diversified Telecommunication Services—6.0%
Cable & Wireless plc	1,558,237		3,585,366
France Telecom SA	462,301		11,934,862
Telecom Italia SpA	9,630,810		8,262,156
Telmex Internacional SAB de CV	6,684,006		3,244,905

			27,027,289

Wireless Telecommunication Services—3.7%
KDDI Corp.	1,452		9,419,692
Vodafone Group plc	3,823,937		7,480,619

			16,900,311

Utilities—3.4%
Electric Utilities—3.4%
Okinawa Electric Power Co. (The)	167,887		10,380,654
RusHydro[2]	186,843,372		4,873,809

			15,254,463

Total Common Stocks (Cost $795,832,914)			421,172,968

Preferred Stocks—2.7%
Bayerische Motoren Werke (BMW) AG, Preference	547,002		10,114,505
Tatneft, Preference	3,508,597		2,280,588

Total Preferred Stocks (Cost $22,240,245)			12,395,093

	Principal
	Amount
Convertible Corporate Bonds and Notes—2.2%
AED Oil Ltd., 6.50% Cv. Unsec. Unsub. Nts., 2/23/12
	$11,500,000		8,510,000
Master Marine AS, 6% Cv. Nts., 6/1/10[1,4]	19,083,000	NOK	1,531,980

Total Convertible Corporate Bonds and Notes (Cost $15,644,622)			10,041,980

	Shares
Structured Securities—1.0%
Morgan Stanley & Co. International plc, Ryanair Holdings plc Equity Linked Securities, Exp. 1/14/10[2] (Cost $6,800,862)	1,225,000		4,547,944

Investment Company—0.8%
Oppenheimer Institutional Money Market Fund, Cl. E, 2.20%[1,6] (Cost $3,903,525)	3,903,525		3,903,525
Total Investments, at Value (excluding Investments Purchased with Cash Collateral from Securities Loaned) (Cost $844,422,168)			452,061,510
F3  |  OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Investments Purchased with Cash Collateral from Securities Loaned—0.7%[7]
OFI Liquid Assets Fund, LLC, 2.14%[1,6] (Cost $3,005,586)	3,005,586	$3,005,586
Total Investments, at Value (Cost $847,427,754)
	100.0%	455,067,096
Liabilities in Excess of Other Assets	(0.0)	(91,886)

Net Assets	100.0%	$454,975,210

Footnotes to Statement of Investments

Principal amount is reported in U.S. Dollars, except for those denoted in the following currency:

NOK	Norwegian Krone

1.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended November 30, 2008, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

						Shares/
	Shares/					Principal Amount
	Principal Amount	Gross		Gross		November 30,
	November 30, 2007	Additions		Reductions		2008
Aksa Akrilik Kimya Sanayii AS	10,199,434	2,647,912		2,332,388		10,514,958
Coreana Cosmetics Co. Ltd.	4,457,197	854,874		—		5,312,071
First Juken Co. Ltd.	2,191,000	415,800		—		2,606,800
Japan Digital Laboratory Co. Ltd.	1,721,100	479,700		441,579		1,759,221
Joongang Construction Co. Ltd.	623,065	98,620		342,410		379,275
Master Marine AS	92,800	23,000		100		115,700
Master Marine AS, Legend Shares	3,258,500	619,900		—		3,878,400
Master Marine AS, 6% Cv. Nts., 6/1/10 [NOK]	15,126,000	19,083,000	[a]	15,126,000	[a]	19,083,000
OFI Liquid Assets Fund, LLC	—	39,075,386		36,069,800		3,005,586
Oppenheimer Institutional Money Market Fund, Cl. E	15,644,716	233,902,703		245,643,894		3,903,525
Seabird Exploration Ltd.	3,287,604	3,236,690		1,084,016		5,440,278

						Realized
		Value		Income		Gain (Loss)
Aksa Akrilik Kimya Sanayii AS		$8,645,848		$—		$(2,430,740)
Coreana Cosmetics Co. Ltd.		2,278,152		—		—
First Juken Co. Ltd.		4,091,451		344,393		—
Japan Digital Laboratory Co. Ltd.		17,104,463		386,279		(1,480,399)
Joongang Construction Co. Ltd.		916,967		—		(1,445,253)
Master Marine AS		116,105		—		12
Master Marine AS, Legend Shares		3,891,966		—		—
Master Marine AS, 6% Cv. Nts., 6/1/10		1,531,980		222,142		—
     F4  |  OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

				Realized
	Value	Income		Gain (Loss)

OFI Liquid Assets Fund, LLC	$3,005,586	$94,279	[b]	$—
Oppenheimer Institutional Money Market Fund, Cl. E	3,903,525	307,746		—
Seabird Exploration Ltd.	1,984,470	—		(4,341,624)

	$47,470,513	$1,354,839		$(9,698,004)

a.	All or a portion is the result of a corporate action.

b.	Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.
2.      Non-income producing security.
3.      A sufficient amount of securities has been designated to cover outstanding foreign currency exchange contracts. See Note 5 of accompanying Notes.
4.      Illiquid security. The aggregate value of illiquid securities as of November 30, 2008 was $5,540,051, which represents 1.22% of the Fund’s net assets. See Note 6 of accompanying Notes.
5.      Partial or fully-loaned security. See Note 7 of accompanying Notes.
6.      Rate shown is the 7-day yield as of November 30, 2008.
7.      The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 7 of accompanying Notes.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1—quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2—inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3—unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The market value of the Fund’s investments was determined based on the following inputs as of November 30, 2008:

	Investments in	Other Financial
Valuation Description	Securities	Instruments*

Level 1—Quoted Prices	$176,699,582	$—
Level 2—Other Significant Observable Inputs	278,367,514	1,696,428
Level 3—Significant Unobservable Inputs	—	—

Total	$455,067,096	$1,696,428

*	Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swaps are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
F5   |   OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Foreign Currency Exchange Contracts as of November 30, 2008 are as follows:

		Contract
		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000s)		Dates	Value	Appreciation	Depreciation

Euro (EUR)	Sell	14,329	EUR	1/2/09	$18,198,537	$2,400,834	$—
Japanese Yen (JPY)	Sell	811,491	JPY	12/1/08-1/5/09	8,506,789	29	704,435

Total unrealized appreciation and depreciation						$2,400,863	$704,435

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
Japan	$118,960,233	26.1%
France	92,940,610	20.4
United Kingdom	39,371,288	8.7
Italy	33,296,849	7.3
Switzerland	27,021,583	5.9
Turkey	22,111,121	4.9
Germany	15,388,101	3.4
Norway	13,516,633	3.0
Korea, Republic of South	12,846,358	2.8
Hong Kong	8,954,347	2.0
Australia	8,510,000	1.9
Ireland	7,931,353	1.7
The Netherlands	7,640,402	1.7
Russia	7,154,397	1.6
Finland	6,970,758	1.5
Canada	6,970,270	1.5
United States	6,909,111	1.5
Bermuda	3,343,645	0.7
Mexico	3,244,905	0.7
India	2,900,224	0.6
Greece	2,512,838	0.6
Thailand	2,510,044	0.6
China	2,502,403	0.6
Belgium	1,559,623	0.3

Total	$455,067,096	100.0%

See accompanying Notes to Financial Statements.
F6   |  OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES November 30, 2008

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $721,778,895)	$407,596,583
Affiliated companies (cost $125,648,859)	47,470,513

455,067,096
Cash—foreign currencies (cost $247,577)	238,672
Unrealized appreciation on foreign currency exchange contracts	2,400,863
Receivables and other assets:
Interest and dividends	3,103,382
Investments sold	158,330
Shares of capital stock sold	98,154
Other	132,977

Total assets	461,199,474

Liabilities
Bank overdraft	1,209,798
Return of collateral for securities loaned	3,005,586
Unrealized depreciation on foreign currency exchange contracts	704,435
Payables and other liabilities:
Shares of capital stock redeemed	771,625
Directors’ compensation	176,506
Distribution and service plan fees	96,761
Transfer and shareholder servicing agent fees	83,233
Shareholder communications	70,272
Other	106,048

Total liabilities	6,224,264

Net Assets	$454,975,210

Composition of Net Assets
Par value of shares of capital stock	$466,599
Additional paid-in capital	952,524,036
Accumulated net investment income	13,038,652
Accumulated net realized loss on investments and foreign currency transactions	(120,391,478)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(390,662,599)

Net Assets	$454,975,210

F7   |   OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $344,638,323 and 34,896,280 shares of capital stock outstanding)	$9.88
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$10.48

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $21,064,849 and 2,336,670 shares of capital stock outstanding)	$9.01

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $36,021,406 and 4,020,726 shares of capital stock outstanding)	$8.96

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $7,560,048 and 779,414 shares of capital stock outstanding)	$9.70

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $ 45,690,584 and 4,626,825 shares of capital stock outstanding)	$9.88
See accompanying Notes to Financial Statements.
F8   |   OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

STATEMENT OF OPERATIONS For the Year Ended November 30, 2008

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $2,367,220)	$28,690,055
Affiliated companies (net of foreign withholding taxes of $54,997)	1,038,418
Income from investment of securities lending cash collateral, net:
Unaffiliated companies	636,646
Affiliated companies	94,279
Interest:
Affiliated companies	222,142
Unaffiliated companies	350,102
Other income	14,884

Total investment income	31,046,526

Expenses
Management fees	4,842,418
Distribution and service plan fees:
Class A	869,524
Class B	316,212
Class C	530,485
Class N	75,985
Transfer and shareholder servicing agent fees:
Class A	663,757
Class B	107,797
Class C	165,201
Class N	59,161
Class Y	70
Shareholder communications:
Class A	91,533
Class B	25,065
Class C	21,787
Class N	4,647
Administrative fees	1,699,794
Custodian fees and expenses	249,766
Directors’ compensation	72,174
Other	225,703

Total expenses	10,021,079
Less reduction to custodian expenses	(6,215)
Less waivers and reimbursements of expenses	(50,399)

Net expenses	9,964,465

Net Investment Income	21,082,061
F9   |   OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments:
Unaffiliated companies (net of foreign capital gains tax of $278,887)	$(144,617,946)
Affiliated companies	(9,698,004)
Foreign currency transactions	41,001,785

Net realized loss	(113,314,165)
Net change in unrealized depreciation on:
Investments	(307,265,719)
Translation of assets and liabilities denominated in foreign currencies	(104,262,285)

Net change in unrealized depreciation	(411,528,004)

Net Decrease in Net Assets Resulting from Operations	$(503,760,108)

See accompanying Notes to Financial Statements.
F10   |   OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended November 30,	2008	2007
Operations
Net investment income	$21,082,061	$17,860,139
Net realized gain (loss)	(113,314,165)	52,179,709
Net change in unrealized appreciation (depreciation)	(411,528,004)	(37,973,829)

Net increase (decrease) in net assets resulting from operations	(503,760,108)	32,066,019

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(12,097,310)	(9,529,010)
Class B	—	(229,717)
Class C	(89,272)	(375,792)
Class N	(126,158)	(154,168)
Class Y	—	—

	(12,312,740)	(10,288,687)
Distributions from net realized gain:
Class A	(40,286,087)	(35,071,466)
Class B	(2,085,486)	(3,203,986)
Class C	(3,344,707)	(4,188,390)
Class N	(871,695)	(927,206)
Class Y	—	—

	(46,587,975)	(43,391,048)

Capital Stock Transactions
Net increase (decrease) in net assets resulting from capital stock transactions:
Class A	(199,242,647)	317,192,767
Class B	(6,387,857)	(12,632,724)
Class C	(3,495,267)	(1,852,406)
Class N	(3,103,504)	2,418,701
Class Y	48,131,554	—

	(164,097,721)	305,126,338

Net Assets
Total increase (decrease)	(726,758,544)	283,512,622
Beginning of period	1,181,733,754	898,221,132

End of period (including accumulated net investment income of $13,038,652 and $10,809,129, respectively)	$454,975,210	$1,181,733,754

See accompanying Notes to Financial Statements.
F11   |  OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

FINANCIAL HIGHLIGHTS

Class A Year Ended November 30,	2008	2007	2006	2005	2004
Per Share Operating Data
Net asset value, beginning of period	$22.36	$22.60	$20.30	$18.28	$15.62

Income (loss) from investment operations:
Net investment income[1]	.47	.41	.24	.16	.08
Net realized and unrealized gain (loss)	(11.81)	.70	4.90	1.89	2.58

Total from investment operations	(11.34)	1.11	5.14	2.05	2.66

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.26)	(.28)	(.37)	(.03)	—
Distributions from net realized gain	(.88)	(1.07)	(2.47)	—	—

Total dividends and/or distributions to shareholders	(1.14)	(1.35)	(2.84)	(.03)	—

Net asset value, end of period	$9.88	$22.36	$22.60	$20.30	$18.28

Total Return, at Net Asset Value[2]	(53.32)%	5.08%	28.35%	11.22%	17.03%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$344,638	$1,031,900	$734,744	$405,361	$310,363

Average net assets (in thousands)	$704,392	$940,364	$554,281	$361,750	$274,682

Ratios to average net assets:[3]
Net investment income	2.75%	1.76%	1.17%	0.81%	0.48%
Total expenses	1.11%[4]	1.02%[4]	1.25%[4]	1.38%	1.54%
Expenses after payments, waivers and/or reimburesements and reduction to custodian expenses	1.11%	1.02%	1.24%	1.38%	1.54%

Portfolio turnover rate	32%	43%	36%	140%	87%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended November 30, 2008	1.11%
Year Ended November 30, 2007	1.02%
Year Ended November 30, 2006	1.25%
See accompanying Notes to Financial Statements.
F12  |  OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

Class B Year Ended November 30,	2008	2007	2006	2005	2004
Per Share Operating Data
Net asset value, beginning of period	$20.46	$20.80	$18.89	$17.14	$14.78

Income (loss) from investment operations:
Net investment income (loss)[1]	.23	.15	.05	(.01)	(.06)
Net realized and unrealized gain (loss)	(10.80)	.66	4.53	1.76	2.42

Total from investment operations	(10.57)	.81	4.58	1.75	2.36

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.08)	(.20)	—	—
Distributions from net realized gain	(.88)	(1.07)	(2.47)	—	—

Total dividends and/or distributions to shareholders	(.88)	(1.15)	(2.67)	—	—

Net asset value, end of period	$9.01	$20.46	$20.80	$18.89	$17.14

Total Return, at Net Asset Value[2]	(53.89)%	3.97%	27.19%	10.21%	15.97%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,065	$50,077	$63,004	$55,489	$47,739

Average net assets (in thousands)	$31,650	$59,952	$58,235	$52,591	$48,168

Ratios to average net assets:[3]
Net Investment income (loss)	1.47%	0.69%	0.25%	(0.07)%	(0.41)%
Total expenses	2.30%[4]	2.11%[4]	2.16%[4]	2.28%	2.43%
Expenses after payments, waivers and/or reimburesements and reduction to custodian expenses	2.26%	2.11%	2.15%	2.28%	2.43%

Portfolio turnover rate	32%	43%	36%	140%	87%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended November 30, 2008	2.30%
Year Ended November 30, 2007	2.11%
Year Ended November 30, 2006	2.16%
See accompanying Notes to Financial Statements.
F13  |  OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended November 30,	2008	2007	2006	2005	2004
Per Share Operating Data
Net asset value, beginning of period	$20.35	$20.71	$18.85	$17.09	$14.73

Income (loss) from investment operations:
Net investment income (loss)[1]	.24	.16	.05	(.01)	(.06)
Net realized and unrealized gain (loss)	(10.73)	.65	4.51	1.77	2.42

Total from investment operations	(10.49)	.81	4.56	1.76	2.36

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.02)	(.10)	(.23)	—	—
Distributions from net realized gain	(.88)	(1.07)	(2.47)	—	—

Total dividends and/or distributions to shareholders	(.90)	(1.17)	(2.70)	—	—

Net asset value, end of period	$8.96	$20.35	$20.71	$18.85	$17.09

Total Return, at Net Asset Value[2]	(53.83)%	3.98%	27.20%	10.30%	16.02%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,021	$78,182	$81,085	$59,564	$40,169

Average net assets (in thousands)	$53,048	$85,924	$70,308	$50,568	$35,555

Ratios to average net assets:[3]
Net investment income (loss)	1.57%	0.75%	0.28%	(0.05)%	(0.36)%
Total expenses	2.23%[4]	2.06%[4]	2.14%[4]	2.24%	2.39%
Expenses after payments, waivers and/or reimburesements and reduction to custodian expenses	2.21%	2.06%	2.13%	2.24%	2.39%

Portfolio turnover rate	32%	43%	36%	140%	87%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended November 30, 2008	2.23%
Year Ended November 30, 2007	2.06%
Year Ended November 30, 2006	2.14%
See accompanying Notes to Financial Statements.
F14  |  OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

Class N Year Ended November 30,	2008	2007	2006	2005	2004
Per Share Operating Data
Net asset value, beginning of period	$21.97	$22.25	$20.05	$18.10	$15.52

Income (loss) from investment operations:
Net investment income[1]	.34	.27	.16	.08	.03
Net realized and unrealized gain (loss)	(11.60)	.70	4.83	1.87	2.55

Total from investment operations	(11.26)	.97	4.99	1.95	2.58

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.13)	(.18)	(.32)	—	—
Distributions from net realized gain	(.88)	(1.07)	(2.47)	—	—

Total dividends and/or distributions to shareholders	(1.01)	(1.25)	(2.79)	—	—

Net asset value, end of period	$9.70	$21.97	$22.25	$20.05	$18.10

Total Return, at Net Asset Value[2]	(53.63)%	4.47%	27.88%	10.77%	16.62%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,560	$21,575	$19,388	$12,296	$6,020

Average net assets (in thousands)	$15,222	$21,958	$16,232	$9,166	$4,210

Ratios to average net assets:[3]
Net investment income	2.03%	1.20%	0.80%	0.43%	0.19%
Total expenses	1.80%[4]	1.60%[4]	1.64%[4]	1.74%	1.91%
Expenses after payments, waivers and/or reimburesements and reduction to custodian expenses	1.76%	1.60%	1.63%	1.74%	1.91%

Portfolio turnover rate	32%	43%	36%	140%	87%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended November 30, 2008	1.80%
Year Ended November 30, 2007	1.60%
Year Ended November 30, 2006	1.64%
See accompanying Notes to Financial Statements.
F15  |  OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

FINANCIAL HIGHLIGHTS Continued

Class Y Period Ended November 30,	2008[1]
Per Share Operating Data
Net asset value, beginning of period	$10.43

Income (loss) from investment operations:
Net investment income[2]	.02
Net realized and unrealized loss	(.57)

Total from investment operations	(.55)

Dividends and/or distributions to shareholders:
Dividends from net investment income	—
Distributions from net realized gain	—

Total dividends and/or distributions to shareholders	—

Net asset value, end of period	$9.88

Total Return, at Net Asset Value[3]	(5.27)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$45,691

Average net assets (in thousands)	$41,729

Ratios to average net assets:[4]
Net investment income	4.29%
Total expenses	0.84%[5]
Expenses after payments, waivers and/or reimburesements and reduction to custodian expenses	0.83%

Portfolio turnover rate	32%

1.	For the period from November 13, 2008 (inception of offering) to November 30, 2008.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Period Ended November 30, 2008	0.84%
See accompanying Notes to Financial Statements.
F16  |  OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Quest International Value Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. The Fund assesses a 2% fee on the proceeds of fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital. This fee will be discontinued effective January 1, 2009.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Directors or dealers. These
F17  |  OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.
     In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     Fair valued securities may be classified as “Level 3” if the valuation primarily reflects the Manager’s own assumptions about the inputs that market participants would use in valuing such securities.
     There have been no significant changes to the fair valuation methodologies during the period.
F18  |  OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
F19  |  OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Investments in OFI Liquid Assets Fund, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund’s Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC (“LAF”) is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. The Fund’s investment in LAF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of LAF’s expenses, including its management fee of 0.08%.
Investments With Off-Balance Sheet Market Risk. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund’s Statement of Assets and Liabilities.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$15,417,264	$—	$99,155,201	$414,111,588
F20  |  OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

1.	As of November 30, 2008, the Fund had $75,835,044 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of November 30, 2008, details of the capital loss carryforward were as follows:

Expiring

2016	$75,835,044

2.	As of November 30, 2008, the Fund had $23,320,157 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2017.

3.	During the fiscal year ended November 30, 2008, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended November 30, 2007, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for November 30, 2008. Net assets of the Fund were unaffected by the reclassifications.

	Reduction to	Reduction to
	Accumulated	Accumulated Net
Increase to	Net Investment	Realized Loss
Paid-in Capital	Income	on Investments

$4,785,943	$6,539,798	$1,753,855
The tax character of distributions paid during the years ended November 30, 2008 and November 30, 2007 was as follows:

	Year Ended	Year Ended
	November 30, 2008	November 30, 2007

Distributions paid from:
Ordinary income	$36,566,532	$34,407,766
Long-term capital gain	22,334,183	19,271,969

Total	$58,900,715	$53,679,735

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of November 30, 2008 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$868,668,804
Federal tax cost of other investments	(25,794,732)

Total federal tax cost	$842,874,072

Gross unrealized appreciation	$11,331,369
Gross unrealized depreciation	(425,442,957)

Net unrealized depreciation	$(414,111,588)

F21  |  OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Directors’ Compensation. On November 19, 2007, the Fund’s Board of Directors voted to freeze participation in the retirement plan for the Board’s independent directors by not adding new participants to the plan after December 31, 2007. Active independent directors who have accrued benefits under the plan prior to the freeze date will elect a distribution method with respect to their benefits. Benefits already accrued under the plan for Directors who were participants prior to that freeze date are not affected.
     During the year ended November 30, 2008, the Fund’s projected benefit obligations, payments to retired directors and accumulated liability were as follows:

Projected Benefit Obligations Increased	$57,118
Payments Made to Retired Directors	3,429
Accumulated Liability as of November 30, 2008	158,802
The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of directors’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash
F22  |  OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Capital Stock
The Fund has authorized 100 million shares of $0.01 par value capital stock in the aggregate to be apportioned among each class of shares. Transactions in shares of capital stock were as follows:

	Year Ended November 30, 2008[1]		Year Ended November 30, 2007
	Shares	Amount	Shares	Amount

Class A
Sold	2,811,168	$45,190,279	17,916,404	$418,220,569
Dividends and/or distributions reinvested	2,497,825	50,506,020	1,935,398	42,092,682
Acquisition — Note 8	3,684,468	38,429,000	—	—
Redeemed	(20,250,165)	(333,367,946)[2]	(6,213,933)	(143,120,484)[3]

Net increase (decrease)	(11,256,704)	$(199,242,647)	13,637,869	$317,192,767

Class B
Sold	221,096	$3,380,501	427,630	$9,058,555
Dividends and/or distributions reinvested	106,979	1,996,537	160,088	3,209,771
Acquisition — Note 8	719,873	6,860,391	—	—
Redeemed	(1,159,040)	(18,625,286)[2]	(1,169,056)	(24,901,050)[3]

Net decrease	(111,092)	$(6,387,857)	(581,338)	$(12,632,724)

F23  |  OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Capital Stock Continued

	Year Ended November 30, 2008[1]		Year Ended November 30, 2007
	Shares	Amount	Shares	Amount

Class C
Sold	519,433	$7,822,902	801,768	$16,932,800
Dividends and/or distributions reinvested	163,569	3,030,942	198,488	3,957,858
Acquisition — Note 8	1,188,296	11,253,163	—	—
Redeemed	(1,692,136)	(25,602,274)[2]	(1,074,238)	(22,743,064)[3]

Net increase (decrease)	179,162	$(3,495,267)	(73,982)	$(1,852,406)

Class N
Sold	241,689	$4,147,513	394,164	$8,964,444
Dividends and/or distributions reinvested	45,818	915,449	48,210	1,033,145
Acquisition — Note 8	4,601	47,157	—	—
Redeemed	(494,729)	(8,213,623)[2]	(331,852)	(7,578,888)[3]

Net increase (decrease)	(202,621)	$(3,103,504)	110,522	$2,418,701

Class Y
Sold	190,588	$1,859,379	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Acquisition — Note 8	4,438,689	46,295,525	—	—
Redeemed	(2,452)	(23,350)[2]	—	—

Net increase	4,626,825	$48,131,554	—	$—

1.	For the year ended November 30, 2008, for Class A, B, C and N shares, and for the period from November 13, 2008 (inception of offering) to November 30, 2008 for Class Y shares.

2.	Net of redemption fees of $4,283, $192, $323, $93 and $254 for Class A, Class B, Class C, Class N and Class Y, respectively.

3.	Net of redemption fees of $5,138, $328, $470 and $120 for Class A, Class B, Class C and Class N, respectively.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended November 30, 2008, were as follows:

	Purchases	Sales

Investment securities	$261,558,201	$553,532,264
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $1 billion	0.60%
Next $1 billion	0.55
Over $2 billion	0.52
F24  |  OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

Administration Fees. Administration fees paid to the Manager were in accordance with the administration agreement with the Fund which provides for a fee of 0.25% of the first $500 million of average annual net assets of the Fund and 0.15% of average annual net assets in excess of $500 million. During the year ended November 30, 2008, the Fund paid $1,699,825 to the Manager for administration services.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended November 30, 2008, the Fund paid $983,132 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan for Class A shares. Under the plan, the Fund pays a service fee to the Distributor of up to 0.25% of the average annual net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the plan, the Fund may also pay an asset-based sales charge to the Distributor. Beginning January 1, 2003, the Board of Directors set the annual asset-based sales charge rate at zero. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Directors and its independent directors must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor determines its uncompensated expenses under the plan at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the plan at September 30, 2008 for Class C and Class N shares were $1,765,011 and $278,245, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.
F25  |  OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Sales Charges. Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

November 30, 2008	$81,705	$1,878	$74,007	$3,632	$236
Waivers and Reimbursements of Expenses. Effective November 17, 2008 through November 16, 2009, the Manager will voluntarily waive 0.01% of the Fund’s advisory fee. During the year ended November 30, 2008, the Manager waived fees of $11,709. This voluntary waiver may be withdrawn at any time.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended November 30, 2008, OFS waived $10,648, $12,516 and $5,960 for Class B, Class C and Class N shares, respectively. This undertaking may be amended or withdrawn at any time.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended November 30, 2008, the Manager waived $9,566 for IMMF management fees.
5. Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     Risks to the Fund include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange
F26  |  OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
6. Illiquid Securities
As of November 30, 2008, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
7. Securities Lending
The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of November 30, 2008, the Fund had on loan securities valued at $2,647,065. Collateral of $3,005,586 was received for the loans, all of which was received in cash and subsequently invested in approved instruments.
8. Acquisition of Oppenheimer International Value Fund
On November 13, 2008, the Fund acquired all of the net assets of Oppenheimer International Value Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer International Value Fund shareholders on November 7, 2008. The Fund issued (at an exchange ratio of 0.824151 for Class A, 0.895897 for Class B, 0.901981 for Class C, 0.831120 for Class N and 0.817664 for Class Y of the Fund to one share of Oppenheimer Quest International Value Fund, Inc.) 3,684,468; 719,873; 1,188,296; 4,601 and
F27  |  OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued
8. Acquisition of Oppenheimer International Value Fund Continued
4,438,689 shares of capital stock for Class A, Class B, Class C, Class N and Class Y, respectively, valued at $38,429,000, $6,860,391, $11,253,163, $47,157 and $46,295,525 in exchange for the net assets, resulting in combined Class A net assets of $382,896,838, Class B net assets of $22,454,468, Class C net assets of $38,943,131, Class N net assets of $8,051,079 and Class Y net assets of $46,295,525 on November 13, 2008. The net assets acquired included net unrealized depreciation of $87,313,720 and an unused capital loss carryforward of $15,112,202, potential utilization subject to tax limitations. The exchange qualified as a tax-free reorganization for federal income tax purposes.
9. Recent Accounting Pronouncement
In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.
F28  |  OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors and Shareholders of Oppenheimer Quest International Value Fund, Inc.:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Quest International Value Fund, Inc., including the statement of investments, as of November 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Quest International Value Fund, Inc. as of November 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
January 20, 2009
F29  |  OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

THIS PAGE INTENTIONALLY LEFT BLANK.
F30  |  OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Capital gain distributions of $0.4205 per share were paid to Class A, Class B, Class C and Class N shareholders, respectively, on December 18, 2007. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).
     None of the dividends paid by the Fund during the fiscal year ended November 30, 2008 are eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended November 30, 2008 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $30,777,218 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2008, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended November 30, 2008, $5,641 or 0.05% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis for an aggregate amount of $1,864,249 of foreign income taxes paid by the Fund during the fiscal year ended November 30, 2008. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.
     Gross income of $22,369,775 was derived from sources within foreign countries or possessions of the United States.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
21  |  OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Directors (the “Board”), including a majority of the independent Directors, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
22  |  OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Dominic Freud, the portfolio manager for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load international multi-cap core funds advised by other investment advisers. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance were below its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and international multi-cap core funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual and actual management fees and total expenses are lower than its peer group median. Based on the pending merger of Oppenheimer International Value Fund into Oppenheimer Quest International Value Fund, Inc., the Board requested, and the Manager agreed to voluntarily waive its advisory fee by 0.01% of the Fund’s average daily net assets for one year beginning effective immediately after the merger.
23  |  OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
This voluntary undertaking can be amended or withdrawn at any time without notice to shareholders.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.
     Conclusions. These factors were also considered by the independent Directors meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Directors. Fund counsel and the independent Directors’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Directors, decided to continue the Agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
24  |  OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
25  |  OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

DIRECTORS AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT DIRECTORS	The address of each Director in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Director serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Thomas W. Courtney, Chairman of the Board of Directors (since 2001), Director (since 1990) Age: 75	Principal of Courtney Associates, Inc. (venture capital firm) (since 1982); General Partner of Trivest Venture Fund (private venture capital fund); President of Investment Counseling Federated Investors, Inc. (1973-1982); Trustee of the following open-end investment companies: Cash Assets Trust (1984), Premier VIT (formerly PIMCO Advisors VIT), Tax Free Trust of Arizona (since 1984) and four funds for the Hawaiian Tax Free Trust. Oversees 10 portfolios in the OppenheimerFunds complex.

David K. Downes, Director (since 2005) Age: 68	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trust (since January 2006); President, Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.

Lacy B. Herrmann, Director (since 1990) Age: 79	Founder and Chairman Emeritus of Aquila Group of Funds (open-end investment company) (since December 2004); Chairman of Aquila Management Corporation and Aquila Investment Management LLC (since August 1984); Chief Executive Officer and President of Aquila Management Corporation (August 1984-December 1994); Vice President, Director and Secretary of Aquila Distributors, Inc. (distributor of Aquila Management Corporation); Treasurer of Aquila Distributors, Inc.; President and Director of STCM Management Company, Inc. (sponsor and adviser to CCMT) (until September 2007); Chairman, President and Director of InCap Management Corporation (until 2004); Director of OCC Cash Reserves, Inc. (open-end investment company) (June 2003- December 2004); Trustee of Premier VIT (formerly PIMCO Advisors VIT)
26  |  OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Lacy B. Herrmann, Continued	(investment company) (since 1994); Trustee of OCC Accumulation Trust (open- end investment company) (until December 2004); Trustee Emeritus of Brown University (since June 1983). Oversees 10 portfolios in the OppenheimerFunds complex.

Brian F. Wruble, Director (since 2001) Age: 65	General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995- December 2007); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of the Jackson Laboratory (non-profit); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Member of Zurich Financial Investment Management Advisory Council (insurance) (2004-2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 64 portfolios in the OppenheimerFunds complex.

INTERESTED DIRECTOR AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Director for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Director due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, President and Principal Executive Officer (since 2001) and Director (since 2005) Age: 59	Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Member of the Investment Company Institute’s Board of Governors (since October 2003); Chairman of the Investment Company Institute’s Board of Governors (since October 2007). Oversees 105 portfolios in the OppenheimerFunds complex.
27  |  OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

DIRECTORS AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Freud and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an annual term or until his or her resignation, retirement, death or removal.

Dominic Freud, Vice President (since 2004) and Portfolio Manager (since 2005) Age: 50	Vice President of the Manager (since April 2003). Partner and European Equity Portfolio manager at SLS Management (January 2002-February 2003); Head of European equities desk and managing director at SG Cowen (May 1994- January 2002). An officer of 2 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 58	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of the Manager, OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (Since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 105 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 49	Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. (since May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999),Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 105 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary (since 2001) Age: 60	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 105 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and Officers is available without charge upon request, by calling 1.800.525.7048.
28  |  OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3.  Audit Committee Financial Expert.
The Board of Directors of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.
(a) Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $24,100 in fiscal 2008 and $21,000 in fiscal 2007.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $6,500 in fiscal 2008 no such fees for fiscal 2007.
The principal accountant for the audit of the registrant’s annual financial statements billed $255,000 in fiscal 2008 and $256,236 in fiscal 2007 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews and professional services relating to FAS 123R.
(c) Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $2,413 in fiscal 2008 and no such fees in fiscal 2007 to the registrant.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: Indian tax services.
(d) All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $257,413 in fiscal 2008 and $256,236 in fiscal 2007 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5.  Audit Committee of Listed Registrants
Not applicable.
Item 6.  Schedule of Investments.
a) Not applicable.

b) Not applicable.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10.  Submission of Matters to a Vote of Security Holders.
The Fund’s Audit Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Audit Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.
2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11.  Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2008, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.
(a) (1) Exhibit attached hereto.
     (2) Exhibits attached hereto.
     (3) Not applicable.
(b) Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Quest International Value Fund, Inc.

By:	/s/ John V. Murphy

John V. Murphy
Principal Executive Officer
Date: 01/15/2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy

John V. Murphy
Principal Executive Officer
Date: 01/15/2009

By:	/s/ Brian W. Wixted

Brian W. Wixted
Principal Financial Officer
Date: 01/15/2009